Exhibit 99.4

 Femcare Audited Financial Statements

(a) Financial statements of businesses acquired

FEMCARE GROUP LIMITED

Report and Financial Statements Year ended 31 March 2010

FEMCARE GROUP LIMITED

REPORT AND FINANCIAL STATEMENTS 2010

FEMCARE GROUP LIMITED

REPORT AND FINANCIAL STATEMENTS 2010

OFFICERS AND PROFESSIONAL ADVISERS

directors

T Watson
A P McQuilkin
R Smith
J A Willis

secretary

J A Willis

registered office

Stuart Court
Spursholt Place
Salisbury Road
Romsey
Hampshire
SO51 6DJ

bankers

Lloyds TSB Bank Plc
Gracechurch House
Castle Way
Southampton
SO14 2BW

solicitors

Pinsent Masons
3 Colmore Circus
Birmingham
B4 6BH

auditors

Deloitte LLP
Southampton, United Kingdom

FEMCARE GROUP LIMITED

DIRECTORS' REPORT

The directors present their annual report and the audited financial statements for the year ended 31 March 2010.

BUSINESS REVIEW AND PRINCIPAL ACTIVITIES

The principal activity of the company during the year was that of a holding company.  The directors are not aware, at the date of this report, of any likely changes in the company’s activities in the forthcoming year.

The principal activity of its subsidiary undertakings continued to be the promotion and global supply of medical implants, instrumentation, equipment and consumables, primarily in the fields of gynaecology, urology and general surgery.  There have not been any significant changes in the subsidiary undertaking’s principal activities during the year under review.

As shown in the group’s consolidated profit and loss account on page 7, the group’s sales have decreased by 19.6% (£1.95m) over the prior year (2009: increase of 11.9% (£1.05m)).

The overall sales decrease in the year was predominantly due to a major market distributor materially reducing their orders to address an overstocking problem they had encountered, leading to a one-off reduction in sales in the year of £1.5m compared to the prior year.  End user sales in this market had not reduced during this period, this was just a one off ordering timing issue.  The distributors stocks returned to normal levels in June 2010, after the year end, and consequently orders returned to normal levels, with sales and firm orders expected to increase by £1.2m in the year ended 31 March 2011 over the current year.  The group has reacted positively to address the impact of this event.

The group’s key measurement of effectiveness of its operations is operating margin before exceptional costs and amortisation of goodwill.  The group achieved an operating margin before exceptional costs and amortisation of goodwill of 16.9% (£1.4m), a decrease on the prior year (2009: 27.22% (£2.7m)).  This decrease was predominantly due to the sales decrease over the prior year flowing into operating profit the impact of which being reduced as product gross margins improved by 1.2% on prior year and administration expenses were decreased by 3.7% on prior year.  The company has taken positive steps after the year end to reduce costs and expenses in the following year and with sales recovering, expects operating margins in the year ended 31 March 2011 to improve significantly.

In July 2010, Femcare-Nikomed Limited, a group subsidiary, reached a settlement with a third party, for a contractual dispute over the interpretation of certain specific terms within the contract between the two parties.  The settlement was agreed at $1,574,000 paid by an offset to monies owed and a net cash payment of $316,000.  This has been accounted for as an exceptional item in the 2010 financial statements of £1,027,948, on the basis that, in accordance with FRS 12, this was the period in which the obligation arose.

The Group completed a re-financing of its borrowing facilities on 29 January 2010 as described in note 16.

The group’s cash levels have increased by £931,325 from £1,109,438 at the end of 2009 to £2,040,763 at the end of the current financial year.

PRINCIPAL RISKS AND UNCERTAINTIES

The group operates in a competitive market which is a continuing risk to the group and could result in losing sales to its key competitors, however the group manages this risk by continually assessing and strengthening its product portfolio, in particular its own brand products and by investment in a strong customer service and support infrastructure, complemented by its outstanding product track record and history.  Furthermore the group aims to only distribute product under distribution contracts that meet its satisfaction.

RESULTS AND DIVIDENDS

The loss for the year after taxation amounted to £3,922,245 (2009: £1,626,797 loss).  The directors do not recommend the payment of a dividend (2009: £nil) and propose that the loss for the year is transferred to reserves.

FUTURE PROSPECTS

The directors consider the results to be satisfactory and are confident of the company’s future prospects.

RESEARCH AND DEVELOPMENT

Product quality and customer satisfaction are given high priority.  Research and development is an ongoing process.  All costs of research and development are written off to the profit and loss account as incurred.  When a new product has passed development stage and goes into commercial production, the costs of production tooling and tooling validation, to the extent that in the directors opinion profits from the product will cover such costs, they are capitalised and depreciated over 10 years or the expected life of the product if shorter from the commencement of commercial sales.

FEMCARE GROUP LIMITED

DIRECTORS' REPORT (CONTINUED)

DIRECTORS

The directors who served during the year and to the date of signing the financial statements were:

T Watson
A P McQuilkin
R Smith
J A Willis

FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES

The group’s activities expose it to a number of financial risks including price risk, credit risk, cash flow risk and liquidity risk.  The use of financial derivatives is approved by the board of directors to manage these risks.  The group does not use derivative financial instruments for speculative purposes.

Cash flow risk

The group’s activities expose it primarily to the financial risks of changes in foreign currency exchange rates.

The group is also exposed to the financial risks of changes in interest rates. The group uses interest rate swap or cap contracts to hedge these exposures, see note 25.

A proportion of interest bearing liabilities are held at fixed or capped rates to ensure certainty of cash flows.

Credit risk

The group’s principal financial assets are bank balances and cash, trade and other receivables and investments.

The group’s credit risk is primarily attributable to its trade receivables. The amounts presented in the balance sheet are net of allowances for doubtful receivables.  An allowance for impairment is made where there is an identified loss event which, based on previous experience, is evidence of a reduction in the recoverability of the cash flows.  The credit risk on liquid funds and derivative financial instruments is limited because the counterparties are banks with high credit-ratings assigned by international credit-rating agencies.

The group has no significant concentration of credit risk, with exposure spread over a large number of counterparties and customers.

Liquidity risk

In order to maintain liquidity to ensure that sufficient funds are available for ongoing operations and future developments, the company uses a mixture of long-term and short-term debt finance.

Price risk

The company is exposed to commodity price risk.  The company does not manage its exposure to commodity price risk due to cost benefit considerations.

SUPPLIER PAYMENT POLICY

The company’s policy, which is also applied by the group, is to settle terms of payment with suppliers when agreeing the terms of each transaction or contract, ensure that suppliers are made aware of the terms of payment and abide by the terms of payment.  Trade creditors of the group at 31 March 2010 were equivalent to 43 (2009: 40) days’ purchases, based on the average daily amount invoiced by suppliers during the year.

POLITICAL AND CHARITABLE DONATIONS

During the year, the group made charitable donations of £nil (2009: £nil) and political donations of £nil (2009:£nil).

FEMCARE GROUP LIMITED

DIRECTORS' REPORT (CONTINUED)

ACQUISITION OF COMPANY’S OWN SHARES

The company purchased its own ordinary shares as detailed below.

The reason for the purchase was for the company to act as an intermediary, to facilitate the transfer of shares between outgoing shareholders and incoming shareholders, under the terms of its constitution.

Date of shareholders’ resolution	Purchase/(sale)	Number of ordinary shares	Nominal value of ordinary shares	Percentage of called-up ordinary share capital	Consideration £

19/5/06	Purchase	130,000	1,300	13%	113,365
19/7/06	Purchase	65,000	650	6.5%	53,385
15/9/06	Sale	(100,000)	(1,000)	(10%)	(60,000)
17/1/07	Purchase	65,000	650	6.5%	52,260
Total at 31/3/07	Net Purchases	160,000	1,600	16%	159,010
24/8/07	Sale	(88,500)	(885)	(8.85%)	(51,800)
31/8/08	Closing adjustment	-	-	-	(2,210)
Total at 31/3/08	Net Purchases	71,500	715	7.15%	105,000
13/8/08	Purchase	45,000	450	4.5%	27,000
Total at 31/3/09 & Current Total	Net Purchases	116,500	1,165	11.65%	132,000

It is the company’s intention during the forthcoming year, to sell these shares directly to incoming shareholders or issue them through an employee share option scheme.

DISABLED EMPLOYEES

Applications for employment by disabled persons are always fully considered, bearing in mind the aptitudes of the applicant concerned. In the event of members of staff becoming disabled every effort is made to ensure that their employment with the group continues and that appropriate training is arranged.  It is the policy of the group and company that the training, career developments and promotion of disabled person should as far as possible, be identical to that of other employees.

EMPLOYEE CONSULTATION

The group places considerable value of the involvement of its employees and has continued to keep them informed on matters affecting them as employees and on the various factors affecting the performance of the group and company.  This is achieved through formal and informal meetings.

GOING CONCERN

The group’s business activities, together with the factors likely to affect its future development, performance and position are described in this Directors Report.  The Directors Report also sets out the financial position of the group, its cash flows, liquidity position and its borrowing facilities are described in note 16.  In addition, the Directors Report also includes the groups objective, policies and processes for managing its capital, its financial risk management objectives, details of its financial instruments and hedging activities and its exposures to credit and liquidity risk.

The group has satisfactory financial resources and is making an operating profit before amortisation, together with having a wide mix of customers and suppliers across different geographic areas.  Where the group is reliant on a particular supplier for a particular product, the group has contingency plans in place for alternative supply.  As a consequence, the directors believe that the group is well placed to manage its business risks successfully despite the current uncertain economic outlook.

The directors have a reasonable expectation that the company and the group have adequate resources (taking account of among other things its net assets position, forecast future cashflows, cash balances and banking facilities headroom) to continue in operational existence for the foreseeable future.  Thus, they continue to adopt the going concern basis in preparing the annual report and accounts.

FEMCARE GROUP LIMITED

DIRECTORS' REPORT (CONTINUED)

DIRECTORS’ RESPONSIBILITIES STATEMENT

The directors are responsible for preparing the Annual Report and the financial statements in accordance with applicable law and regulations.

Company law requires the directors to prepare financial statements for each financial year.  Under that law the directors have elected to prepare the financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law).  Under company law the directors must not approve the financial statements unless they are satisfied that they give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period.  In preparing these financial statements, the directors are required to:

•	select suitable accounting policies and then apply them consistently;
•	make judgments and accounting estimates that are reasonable and prudent;
•	state whether applicable UK Accounting Standards have been followed; and
•	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping adequate accounting records that are sufficient to show and explain the company’s transactions and disclose with reasonable accuracy at any time the financial position of the company and enable them to ensure that the financial statements comply with the Companies Act 2006.  They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

PROVISION OF INFORMATION TO AUDITORS

Each of the persons who is a director at the date of approval of this report confirms that:

•	so far as the director is aware, there is no relevant audit information of which the Company's auditors are unaware; and

•
the director has taken all the steps that he/she ought to have taken as a director in order to make himself/herself aware of any relevant audit information and to establish that the company's auditors are aware of that information.

This confirmation is given and should be interpreted in accordance with the provisions of s418 of the Companies Act 2006.

A resolution to reappoint Deloitte LLP will be proposed at the forthcoming Annual General Meeting.

Approved by the Board of Directors and signed on behalf of the Board

/s/ R. SMITH

R SMITH
Director

15 December  2010

INDEPENDENT AUDITORS' REPORT TO THE MEMBERS OF FEMCARE GROUP LIMITED

We have audited the financial statements of Femcare Group Limited for the year ended 31 March 2010 which comprise the Consolidated Profit and Loss Account, the Consolidated and Company Balance Sheets, the Consolidated Cash Flow Statement and the related notes 1 to 28. The financial reporting framework that has been applied in their preparation is applicable law and United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice).

This report is made solely to the company’s members, as a body, in accordance with Chapter 3 of Part 16 of the Companies Act 2006. Our audit work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an auditors’ report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and company’s members as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of directors and auditors

As explained more fully in the Directors’ Responsibilities Statement, the directors are responsible for the preparation of the financial statements and for being satisfied that they give a true and fair view. Our responsibility is to audit the financial statements in accordance with applicable law and International Standards on Auditing (UK and Ireland). Those standards require us to comply with the Auditing Practicing Board’s (APB’s) Ethical Standards for Auditors.

Scope of the audit of the financial statements

An audit involves obtaining evidence about the amounts and disclosures in the financial statements sufficient to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or error. This includes an assessment of: whether the accounting policies are appropriate to the group’s and the parent company’s circumstances and have been consistently applied and adequately disclosed; the reasonableness of significant accounting estimates made by the directors; and the overall presentation of the financial statements.

Opinion on financial statements

In our opinion the financial statements:

•	give a true and fair view of the state of the group’s and the parent company’s affairs as at 31 March 2010 and of the loss of the group for the year then ended;

•	have been properly prepared in accordance with United Kingdom Generally Accepted Accounting Practice; and

•	have been prepared in accordance with the requirements of the Companies Act 2006.

Opinion on other matters prescribed by the Companies Act 2006

In our opinion the information given in the Directors’ Report for the financial year for which the financial statements are prepared is consistent with the financial statements.

Matters on which we are required to report by exception

We have nothing to report in respect of the following matters where the Companies Act 2006 requires us to report to you if, in our opinion:

•	adequate accounting records have not been kept by the parent company, or returns adequate for our audit have not been received from branches not visited by us; or
•	the parent company financial statements are not in agreement with the accounting records and returns; or
•	certain disclosures of directors’ remuneration specified by law are not made; or
•	we have not received all the information and explanations we require for our audit.

/s/ Tobias Wright

Tobias Wright (Senior Statutory Auditor)
for and on behalf of Deloitte LLP
Chartered Accountants and Statutory Auditors
Southampton, United Kingdom
15 December 2010

FEMCARE GROUP LIMITED

CONSOLIDATED PROFIT AND LOSS ACCOUNT
Year ended 31 March 2010

	Note	Year ending 31 March 2010 £	Year ending 31 March 2009 £

TURNOVER	2	7,996,212	9,949,294
Cost of sales		(2,223,608)	(2,888,982)

Gross profit		5,772,604	7,060,312

Other income		147,880	196,406
Administrative expenses (including net exceptional costs of £1,150,239) (2009: £134,114)		(7,660,157)	(6,623,378

OPERATING (LOSS)/PROFIT	3	(1,739,673)	633,340

Interest receivable and similar income	5	5,716	36,812
Interest payable and similar charges	6	(2,125,034)	(2,189,724)

LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION		(3,858,991)	(1,519,572)

TAX CHARGE ON LOSS ON ORDINARY ACTIVITIES	7	(63,254)	(107,225)

RETAINED LOSS FOR THE FINANCIAL YEAR	20, 21	(3,922,245)	(1,626,797)

All the above results are derived from continuing activities.

There are no recognised gains and losses for the current financial year and preceding financial year other than as stated in the profit and loss account.  Accordingly, a statement of total recognised gains and losses has not been presented.

FEMCARE GROUP LIMITED

CONSOLIDATED BALANCE SHEET
31 March 2010

	Note	2010 £	2009 £

FIXED ASSETS
Tangible fixed assets	9	455,737	539,570
Intangible fixed assets	10	7,758,094	9,697,616
		8,213,831	10,237,186
CURRENT ASSETS
Stocks	12	669,936	963,187
Debtors	13	1,961,069	2,554,222
Cash at bank and in hand		2,040,763	1,109,438
		4,671,768	4,626,847

CREDITORS: amounts falling due within one year	14	(2,605,775)	(2,270,590)

NET CURRENT ASSETS		2,065,993	2,356,257

TOTAL ASSETS LESS CURRENT LIABILITIES		10,279,824	12,593,443

CREDITORS: amounts falling due after more than one year	15	(23,659,367)	(22,050,741)

NET LIABILITIES		(13,379,543)	(9,457,298)

SHARE CAPITAL AND RESERVES
Called up share capital	19	10,000	10,000
Share premium account	20	405,905	405,905
Own shares	20	(132,000)	(132,000)
Profit and loss account deficit	20	(13,663,448)	(9,741,203)

TOTAL SHAREHOLDERS' DEFICIT	20, 21	(13,379,543)	(9,457,298)

These financial statements of Femcare Group Limited, registered number 05147637, were approved by the Board of Directors and authorised for issue on 15 December 2010.

Signed on behalf of the Board of Directors

/s/ R SMITH

R SMITH

Director

FEMCARE GROUP LIMITED

COMPANY BALANCE SHEET
31 March 2010

	Note	2010 £	2009 £
FIXED ASSETS
Intangible fixed assets	10	80,000	100,000
Investments	11	21,317,332	21,317,332
		21,397,332	21,417,332
CURRENT ASSETS
Debtors	13	3,134,534	2,740,499
Cash at bank and in hand		12,650	-
		3,147,184	2,740,499

CREDITORS: amounts falling due within one year	14	(9,989,344)	(9,488,392)

NET CURRENT LIABILITIES		(6,842,160)	(6,747,893)

TOTAL ASSETS LESS CURRENT LIABILITIES		14,555,172	14,669,439

CREDITORS: amounts falling due after more than one year	15	(23,659,367)	(22,050,741)

NET LIABILITIES		(9,104,195)	(7,381,302)

SHARE CAPITAL AND RESERVES
Called up share capital	19	10,000	10,000
Share premium account	20	405,905	405,905
Own shares	20	(132,000)	(132,000)
Profit and loss account deficit	20	(9,388,100)	(7,665,207)

TOTAL SHAREHOLDERS' DEFICIT	20,21	(9,104,195)	(7,381,302)

These financial statements of Femcare Group Limited, registered number 05147637, were approved by the Board of Directors and authorised for issue on 15 December 2010.

Signed on behalf of the Board of Directors

/s/ R SMITH

R SMITH

Director

FEMCARE GROUP LIMITED

CONSOLIDATED CASH FLOW STATEMENT
31 March 2010

	Note	Year ending 31 March 2010 £	Year ending 31 March 2009 £
Net cash inflow from operating activities	22	1,763,342	1,871,232

Returns on investments and servicing of finance
Interest received		5,716	36,812
Interest paid		(316,408)	(549,238)

Net cash outflow from returns on investments and servicing of finance		(310,692)	(512,426)

Taxation
Corporation tax		(143,184)	(397,384)

Capital expenditure and financial investment
Purchase of tangible fixed assets		(53,454)	(449,919)

Net cash outflow from capital expenditure and financial investment		(53,454)	(449,919)

Net cash inflow before financing		1,256,012	511,503

Financing
Issue/(repurchase) of ordinary share capital		-	(27,000)
Movement in short term borrowings		(100,000)	(900,000)
Movement in long term borrowings		(200,000)	(187,882)

Net cash outflow from financing		(300,000)	(1,114,882)

Increase/(decrease) in cash and overdrafts	23, 24	956,012	(603,379)

FEMCARE GROUP LIMITED

NOTES TO THE ACCOUNTS
Year ended 31 March 2010

1.	ACCOUNTING POLICIES

The financial statements are prepared in accordance with applicable United Kingdom accounting standards.  The particular accounting policies adopted have been applied consistently throughout the current and preceding financial year and are described below.  The financial statements have been prepared under the historical cost convention.

Basis of consolidation

The group financial statements consolidate the financial statements of the company and its subsidiary undertakings drawn up to 31 March each year.  The results of subsidiaries acquired or sold are consolidated for the periods from or to the date on which control passed.

Going concern

The group’s business activities, together with the factors likely to affect its future development, performance and position are described in the Directors Report.  The Directors Report also sets out the financial position of the group, its cash flows, liquidity position and its borrowing facilities are described in note 16.  In addition, the Directors Report also includes the groups objective, policies and processes for managing its capital, its financial risk management objectives, details of its financial instruments and hedging activities and its exposures to credit and liquidity risk.

The Group has satisfactory financial resources and is making an operating profit before amortisation, together with having a wide mix of customers and suppliers across different geographic areas.  Where the group is reliant on a particular supplier for a particular product, the group has contingency plans in place for alternative supply.  As a consequence, the directors believe that the group is well placed to manage its business risks successfully despite the current uncertain economic outlook.

The directors have a reasonable expectation that the company and the group have adequate resources (taking account of among other things its net assets position, forecast future cashflows, cash balances and banking facilities headroom) to continue in operational existence for the foreseeable future.  Thus, they continue to adopt the going concern basis in preparing the annual report and accounts.

Turnover

Turnover comprises the invoiced value of goods and services supplied by the company, net of value added tax and trade discounts.  Turnover is recognised when goods are despatched for delivery to the customer.

Intangible fixed assets

Goodwill arising on the acquisition of subsidiary undertakings and businesses, representing any excess of the fair value of the consideration given over the fair value of the identifiable assets and liabilities acquired, is capitalised and written off on a straight line basis over its useful economic life, which is ten years.  A full year’s charge is made in the year of acquisition.

Website domains are capitalised at their purchase cost and amortised over a ten year period on a straight line basis.

Intellectual property is included at cost and written off over its useful economic life which is considered to be ten years.

Tangible fixed assets

Tangible fixed assets are stated at cost less depreciation.  Depreciation is provided at rates calculated to write off the cost of fixed assts, less their estimated residual value, over their expected useful lives at the following straight line basis:

Long leasehold land and buildings	Over lease term
Plant and machinery	10% -100%
Tooling (including costs of validation)	10%
Motor vehicles	25%
Fixtures, fittings & other equipment	10% -33%
Computer equipment	25% - 33%

FEMCARE GROUP LIMITED

NOTES TO THE ACCOUNTS
Year ended 31 March 2010

1.	ACCOUNTING POLICIES (CONTINUED)

Investments

Investments held as fixed assets are stated at cost.  Issue costs in respect of acquisition costs of subsidiaries which have a finite term are deducted from the proceeds of the instrument and charged to the profit and loss account, as part of the finance cost, at a constant rate on the carrying amount over the term of the investment.

Finance leases

Assets held under finance leases or hire purchase contracts are capitalised at their fair value on the inception of the leases and depreciated over their estimated useful lives.  The present value of future rentals is shown as a liability and the interest element of rental obligations is charged to the profit and loss account over the period of the lease in proportion to the capital balance outstanding.

Stocks and work in progress

Stocks are valued at the lower of cost and net realisable value.  Net realisable value is based on estimated selling price, less further costs expected to be incurred to completion and disposal.  Provision is made for obsolete, slow-moving or defective items where appropriate.

Foreign currencies

Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date.  Transactions in foreign currencies are translated into sterling at the rate on the date of the transaction.  Exchange differences are taken into account in arriving at the operating profit.

Taxation

Current tax, including UK corporation tax, is provided at amounts expected to be paid (or recovered) using the tax rates and laws that have been enacted or substantively enacted by the balance sheet date.

Deferred taxation is provided in full on timing differences that result in an obligation at the balance sheet date to pay more tax, or a right to pay less tax, at a future date, at rates expected to apply when they crystallise based on current tax rates and law. Timing differences arise from the inclusion of items of income and expenditure in taxation computations in periods different from those in which they are included in financial statements.  Deferred tax assets are recognised to the extent that it is regarded as more likely than not that they will be recovered.  Deferred tax assets and liabilities are not discounted.

Defined contribution pension scheme

The amount charged to the profit and loss account in respect of pension costs and other post-retirement benefits is the contributions payable in the year.  Differences between contributions payable in the year and contributions actually paid are shown as either accruals or prepayments in the balance sheet.

Royalties

Royalties are accounted for when receivable or payable.

Research and development

Expenditure on research and development is charged to the profit and loss account in the year in which it is incurred.  When a new product has passed the development stage and goes into commercial production, the costs of production tooling and tooling validation, to the extent that in the directors opinion profits from the product will cover costs, the costs are capitalised and depreciated over 10 years or the expected life of the product if shorter from the commencement of commercial sales.

Operating lease rentals receivable

Operating lease rentals received are credited to the profit and loss account on an accruals basis over the period of the lease.

Provisions

Provisions are recognised when the Group has a present obligation as a result of a past event, and it is probable that the Group will be required to settle that obligation.  Provisions are measured at the directors’ best estimate of the expenditure required to settle the obligation at the balance sheet date, and are discounted to present value where the effect is material.

FEMCARE GROUP LIMITED

NOTES TO THE ACCOUNTS
Year ended 31 March 2010

2.	TURNOVER

	Year ending 31 March 2010 £	Year ending 31 March 2009 £
Turnover by destination
United Kingdom	2,873,283	3,014,515
Rest of Europe	718,846	985,762
Americas	1,472,242	3,210,827
Rest of the World	2,931,841	2,738,190
	7,996,212	9,949,294

3.	OPERATING (LOSS)/PROFIT

	Year ending 31 March 2010 £	Year ending 31 March 2009 £
Operating (loss)/profit is stated after charging/(crediting):
Amortisation of intangible fixed assets	1,939,522	1,940,715
Depreciation of tangible fixed assets	135,294	105,059
Operating lease rentals:
-Land and buildings	102,659	88,953
-Other	112,844	103,357
Exchange gain	(74,548)	(180,259)
Auditors’ remuneration (see below)	26,000	24,000
Auditors’ other fees (see below)	23,500	29,015

Fees payable to the company’s auditors for the audit of the company’s annual accounts	4,000	3,000
Fees payable to the company’s auditors and their associates for other services to the group:
-The audit of the company’s subsidiaries pursuant to legislation	22,000	21,000

Total audit fees	26,000	24,000

Tax services	23,500	29,015

Total non-audit fees	23,500	29,015

       The audit fee of Femcare Group Limited, the company, was borne by Femcare-Nikomed Limited in the current and prior year.

In July 2010, Femcare-Nikomed Limited, a group subsidiary, reached a settlement with a third party, for a contractual dispute over the interpretation of certain specific terms within the contract between the two parties.  The settlement was agreed at $1,574,000 paid by an offset to monies owed and a net cash payment of $316,000.  This has been accounted for as an exceptional item in the 2010 financial statements of £1,027,948, on the basis that, in accordance with FRS 12, this was the period in which the obligation arose.

FEMCARE GROUP LIMITED

NOTES TO THE ACCOUNTS
Year ended 31 March 2010

4.	INFORMATION REGARDING DIRECTORS AND EMPLOYEES

	Year ending 31 March 2010 £	Year ending 31 March 2009 £
FOR BOTH GROUP AND COMPANY
Directors’ emoluments
Remuneration	345,935	416,343
Compensation on termination of contracts	-	75,350
Pension contributions	45,987	61,499
	391,922	553,192

	Year ending 31 March 2010 No.	Year ending 31 March 2009 No.

Directors who are members of the group defined contribution pension scheme:	3	4

	Year ending 31 March 2010 £	Year ending 31 March 2009 £
Highest paid director
Remuneration	137,117	163,790
Pension contributions	21,346	20,928
	158,463	184,718

	Year ending 31 March 2010 £	Year ending 31 March 2009 £
Staff costs during the year (including directors)
Wages and salaries	1,451,080	1,587,633
Social security costs	162,497	159,750
Pension costs	115,811	111,056
	1,729,388	1,858,439

FEMCARE GROUP LIMITED

NOTES TO THE ACCOUNTS
Year ended 31 March 2010

4.	INFORMATION REGARDING DIRECTORS AND EMPLOYEES (CONTINUED)

	Year ending 31 March 2010 No.	Year ending 31 March 2009 No.
Average number of persons employed
Directors	4	4
Sales and Marketing	12	12
Operations	18	18
	34	34

5.	INTEREST RECEIVABLE AND SIMILAR INCOME

	Year ending 31 March 2010 £	Year ending 31 March 2009 £

Other interest receivable	5,716	36,812

6.	INTEREST PAYABLE AND SIMILAR CHARGES

	Year ending 31 March 2010 £	Year ending 31 March 2009 £

Bank loans and overdraft	2,125,034	2,077,606
Loan arrangement amortisation costs	-	112,118
	2,125,034	2,189,724

FEMCARE GROUP LIMITED

NOTES TO THE ACCOUNTS
Year ended 31 March 2010

7.           TAX CHARGE ON LOSS ON ORDINARY ACTIVITIES

	Year ending 31 March 2010 £	Year ending 31 March 2009 £
(a)Analysis of charge in the year
Current taxation
UK taxation	-	180,197
Overseas taxation	108,692	93,733
Adjustments in respect of prior periods	26,180	(174,127)
Total current taxation	134,872	99,803

Total deferred taxation (credit)/charge	(71,618)	7,422

Total tax charge for the year	63,254	107,225

The standard rate of tax for the year based on the UK standard of corporation tax is 28% (2009: 28%).  The actual tax charge for the current year and the previous year are different than the standard rate for the reasons set out in the following reconciliation:

	Year ending 31 March 2010 £	Year ending 31 March 2009 £
(b) Factors affecting the tax charge for the current year

Loss on ordinary activities before tax	3,858,991	1,519,572

Tax on loss on ordinary activities at standard UK corporation tax rate of 28% (2009: 28%)	(1,080,517)	(425,480)

Effects of:
Expenses not deductible for tax purposes	728,375	773,729
Difference between depreciation and capital allowances	33,356	(36,651)
Adjustment in respect of prior period	26,180	(174,127)
Other	418,791	(10,891)
Underlying foreign tax	8,687	(26,777)

Current year tax charge	134,872	99,803

The Finance Act 2010, which provides for a reduction in the main rate of corporation tax from 28% to 27% effective from 1 April 2011, was substantially enacted on 21 July 2010. As it was not substantively enacted at the balance sheet date the rate reduction is not yet reflected in these financial statements, in accordance with accounting standards, as it is a non-adjusting event occurring after the reporting period.

8.	LOSS ATTRIBUTABLE TO THE COMPANY

The loss for the year dealt with in the financial statements of the parent company was £1,722,893 (2009: £1,597,586 loss).  As permitted by S408 of the Companies Act 2006, no separate profit and loss account is presented as part of the financial statements in respect of the parent company.

FEMCARE GROUP LIMITED

NOTES TO THE ACCOUNTS
Year ended 31 March 2010

9.	TANGIBLE FIXED ASSETS

	Land and buildings £	Plant, machinery, tooling and motor vehicles £	Fixtures & fittings, computer and other equipment £	Total £
Group

Cost
At 1 April 2009	64,816	711,165	310,157	1,086,138
Exchange Rate Revaluation	-	2,186	-	2,186
Additions	1,518	30,039	19,711	51,268

At 31 March 2010	66,334	743,390	329,868	1,139,592

Accumulated depreciation
At 1 April 2009	49,690	252,134	244,744	546,568
Exchange Rate Revaluation	-	1,993	-	1,993
Charge for the year	15,875	77,452	41,967	135,294

At 31 March 2010	65,565	331,579	286,711	683,855

Net book value
At 31 March 2010	769	411,811	43,157	455,737

At 31 March 2009	15,126	459,031	65,413	539,570

The company did not hold any tangible fixed assets during the year.

10.	INTANGIBLE FIXED ASSETS

	Goodwill £	Intellectual property £	Website domains £	Total £
Group

Cost
At 1 April 2009 and 31 March 2010	19,195,216	200,000	12,500	19,407,716

Accumulated depreciation
At 1 April 2009	9,597,600	100,000	12,500	9,710,100
Charge for the year	1,919,522	20,000	-	1,939,522

At 31 March 2010	11,517,122	120,000	12,500	11,649,622

Net book value
At 31 March 2010	7,678,094	80,000	-	7,758,094

At 31 March 2009	9,597,616	100,000	-	9,697,616

FEMCARE GROUP LIMITED

NOTES TO THE ACCOUNTS
Year ended 31 March 2010

10.	INTANGIBLE FIXED ASSETS (CONTINUED)

Intellectual property £
Company

Cost
At 1 April 2009 and 31 March 2010	200,000

Accumulated depreciation
At 1 April 2009	100,000
Charge for the year	20,000

At 31 March 2010	120,000

Net book value
At 31 March 2010	80,000

At 31 March 2009	100,000

11.	FIXED ASSET INVESTMENTS

Shares in subsidiary undertakings £
Company

Cost
At 1 April 2009 and 31 March 2010	21,317,332

The company holds the following investments in subsidiary undertakings:

Name	Country of incorporation/ registration and operation	Type of shares	% of nominal value of shares		Nature of Business

Femcare (Holdings) Limited	England	Ordinary	75	*	Holding Company
Femcare Distribution Limited	England	Ordinary	100		Holding Company
Femcare Limited	England	Ordinary	100	**	Medical Equipment
Femcare Urology Limited	England	Ordinary	100	**	Medical Equipment
Femcare-Nikomed Limited	England	Ordinary	100	**	Medical Equipment
Femcare Australia Pty Limited	Australia	Ordinary	100	**	Medical Equipment
Percheron Limited	Isle of Man/England	Ordinary	100		Holding Company

* 25% held by Percheron Limited

**  Indirect holdings

FEMCARE GROUP LIMITED

NOTES TO THE ACCOUNTS
Year ended 31 March 2010

12.         STOCKS

	2010 Group £	2009 Group £
Raw materials	59,438	258,546
Work in progress	26,431	3,395
Finished goods	584,067	701,246
	669,936	963,187

The company did not hold any stocks at the year end.

There is no material difference between the balance sheet value of stocks and their replacement cost.

13.	DEBTORS: DUE WITHIN ONE YEAR

	Group 2010 £	Company 2010 £	Group 2009 £	Company 2009 £
Trade debtors	1,124,443	-	1,765,306	-
Other debtors and accrued income	509,910	165,773	499,948	201,309
Other taxation and social security	-	-	42,182	-
Corporation tax debtor	142,712	-	134,400	-
Deferred tax asset (see note 18)	184,004	-	112,386	-
Group relief receivable	-	2,523,364	-	2,093,793
Amounts owed by group companies	-	445,397	-	445,397
	1,961,069	3,134,534	2,554,222	2,740,499

14.         CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	Group 2010 £	Company 2010 £	Group 2009 £	Company 2009 £
Loans (see note 16)	200,000	200,000	300,000	300,000
Bank overdraft (see note 16)	-	-	24,687	24,687
Trade creditors	656,837	-	770,452	-
Amounts due to group undertakings	-	9,708,420	-	8,904,146
Other creditors and accruals	1,652,821	80,924	1,167,932	259,559
Other taxation and social security	96,117	-	7,519	-
	2,605,775	9,989,344	2,270,590	9,488,392

FEMCARE GROUP LIMITED

NOTES TO THE ACCOUNTS
Year ended 31 March 2010

15.	CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

	2010 £	2009 £
Group and company

Bank borrowings (see note 16)	3,800,000	4,000,000
Unsecured loan notes net of loan issue costs (see note 16)	11,670,000	11,670,000
Accrued interest on unsecured loan notes (see note 16)	8,189,367	6,380,741
	23,659,367	22,050,741

16.	MATURITY PROFILE OF FINANCIAL LIABILITIES

	Bank borrowings £	Unsecured loan notes £	Total £
Group and Company

Borrowing repayable:
Within one year or on demand	200,000	-	200,000
Within one to two years	500,000	-	500,000
Within two to five years	3,300,000	10,350,000	13,650,000
After five years	-	1,320,000	1,320,000
	4,000,000	11,670,000	15,670,000

The £1,320,000 unsecured loan notes are subordinate to the £10,350,000 unsecured loan notes and the bank borrowings and are redeemable on the sale or listing of the company.  The £1,320,000 unsecured loan notes bear interest at 5%.  The interest is rolled up and is payable on redemption.

The £10,350,000 unsecured loan notes are subordinate to the bank borrowings and were redeemable in August 2012, however, on 29 January 2010, a deed of amendment was signed changing the redemption date to 1 January 2015.  However, they may be redeemed earlier than this date, subject to other outstanding financial commitments. The £10,350,000 unsecured loan notes bear interest at 10%.  The interest for the first two years is rolled up and is payable on redemption.  Thereafter, interest is payable twice yearly (in May and November), although may be deferred with agreement.  It has been agreed that payment of all interest payable is deferred until no earlier than 31 March 2011 or redemption of the loan note if earlier.

The bank loans are secured by fixed and floating charges over all property and assets present and future and bear interest at between 2% and 7% per annum above LIBOR.

On 29th January 2010, the bank loans were refinanced and a new Term Loan and Revolving Credit Facility Agreement was executed replacing the existing Term Loan Facilities Agreement along with a Mezzanine Amendment Agreement.

Loan issue costs were incurred as a result of the Bank Loans and Unsecured Loan Stock.  These costs are prepaid and expensed over the life of the loan.

FEMCARE GROUP LIMITED

NOTES TO THE ACCOUNTS
Year ended 31 March 2010

17.	FINANCIAL COMMITMENTS

	Land & buildings 2010 £	Other 2010 £	Total 2010 £	Land & buildings 2009 £	Other 2009 £	Total 2009 £
Group
Annual operating lease commitments which expire:
Within one year or less	37,000	35,944	72,944	74,161	-	74,161
Between two and five years	73,846	38,722	112,568	-	111,755	111,755

18.	DEFERRED TAXATION

	Group 2010 £	Group 2009 £
At 1 April 2009	112,386	119,808
Profit and loss account	71,618	(7,422)
At 31 March 2010	184,004	112,386

The deferred tax assets are disclosed within debtors (see note 13). The amounts provided in the accounts are as follows:

	Group 2010 £	Group 2009 £
Accelerated capital allowances	120,048	93,084
Short term timing differences	41,998	19,302
Losses	21,958	-
	184,004	112,386

19.	SHARE CAPITAL

	2010 £	2009 £
Authorised
375,455 ‘A’ ordinary shares of £0.01 each	3,755	3,755
545,000 ‘B’ ordinary shares of £0.01 each	5,450	5,450
102,273 ‘C’ ordinary shares of £0.01 each	1,022	1,022
	10,227	10,227

Called up, allotted and fully paid
355,000 ‘A’ ordinary shares of £0.01 each	3,550	3,550
545,000 ‘B’ ordinary shares of £0.01 each	5,450	5,450
100,000 ‘C’ ordinary shares of £0.01 each	1,000	1,000
	10,000	10,000

FEMCARE GROUP LIMITED

NOTES TO THE ACCOUNTS
Year ended 31 March 2010

19.	SHARE CAPITAL (CONTINUED)

Share rights

The A Ordinary, B Ordinary and C Ordinary shares have and are subject to the following rights and restrictions:

Except as otherwise stated below, all classes of shares rank pari passu and have equal rights:

a)
Income: The profits of the company available for distribution shall be applied firstly in paying to the holders of the B Ordinary Shares in respect of each financial year of the Company, a cumulative preferential net cash dividend of a sum equal to no more than 10% of the net profits of the group,

b)
Voting: The B Ordinary Shares in certain specific circumstances (mainly in a Financial Default or breach of the Shareholders Agreement) and subject to certain defined steps being adhered to, have enhanced voting rights to exercise on a poll nine times the total number of votes conferred by all the shares of all other classes for the time being in issue.  The C Ordinary Shares provide the right to attend but not to vote at any general meeting,

c)	Restrictions: All classes of Ordinary Shares are subject to certain restrictions,

d)	Return of Capital on Liquidation: all classes of shares rank pari passu and have equal rights.

20.         STATEMENT OF MOVEMENT ON RESERVES

	Share capital £	Share premium account £	Own shares £	Profit and loss account £	Total £
Group
At 1 April 2009	10,000	405,905	(132,000)	(9,741,203)	(9,457,298)
Loss for the year	-	-	-	(3,922,245)	(3,922,245)
At 31 March 2010	10,000	405,905	(132,000)	(13,663,448)	(13,379,543)

Company
At 1 April 2009	10,000	405,905	(132,000)	(7,665,207)	(7,381,302)
Loss for the year	-	-	-	(1,722,893)	(1,722,893)
At 31 March 2010	10,000	405,905	(132,000)	(9,388,100)	(9,104,195)

FEMCARE GROUP LIMITED

NOTES TO THE ACCOUNTS
Year ended 31 March 2010

21.	RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS’ DEFICIT

	Group 2010 £	Group 2009 £	Company 2010 £	Company 2009 £
Loss for the financial year	(3,922,245)	(1,626,797)	(1,722,893)	(1,597,586)
(Sale)/purchase of shares	-	(27,000)	-	(27,000)
Net deductions to shareholders’ deficit	(3,922,245)	(1,653,797)	(1,722,893)	(1,624,586)

Opening shareholders’ deficit	(9,457,298)	(7,803,501)	(7,381,302)	(5,756,716)
Closing shareholders’ deficit	(13,379,543)	(9,457,298)	(9,104,195)	(7,381,302)

22.	RECONCILIATION OF OPERATING (LOSS)/PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

	2010 £	2009 £
Operating (loss)/profit	(1,739,673)	633,340
Depreciation and amortisation	2,076,809	2,046,161
Decrease/(Increase) in stocks	293,251	(20,078)
Decrease/(Increase) in debtors	673,083	(598,476)
Increase/(Decrease) in creditors	459,872	(189,715)
Net cash inflow from operating activities	1,763,342	1,871,232

23.	ANALYSIS OF NET DEBT

	At 1 April 2009 £	Cash flow £	At 31 March 2010 £
Cash at bank and in hand	1,109,438	931,325	2,040,763
Overdraft	(24,687)	24,687	-
	1,084,751	956,012	2,040,763

Loans due within one year	(300,000)	100,000	(200,000)
Loans due after one year	(15,670,000)	200,000	(15,470,000)
	(14,885,249)	1,256,012	(13,629,237)

FEMCARE GROUP LIMITED

NOTES TO THE ACCOUNTS
Year ended 31 March 2010

24.	RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET DEBT

	2010 £	2009 £
Increase/(decrease) in cash and overdrafts	956,012	(603,379)
Cash outflow from movement in debt and lease financing	300,000	1,087,882
Movement in net debt	1,256,012	484,503

Net debt at beginning of the year	(14,885,249)	(15,369,752)
Net debt at end of year	(13,629,237)	(14,885,249)

25.	DERIVATIVES NOT INCLUDED AT FAIR VALUE

The group has derivatives which are not included at fair value in the accounts:

	Notional amount 2010 £	Fair value 2010 £
Interest rate swap	2,666,666	12,310

The group uses the derivatives to manage its exposure to interest rate movements on its bank borrowings.  The fair values are based on market values of equivalent instruments at the balance sheet date.

The company entered a two year interest rate swap on 31 December 2007, with a principal amount of £4,800,000 at fixed interest payments at an average rate of 5.51%, amortising quarterly to £3,000,000 until expiry on 31 December 2009.  At 31 March 2010, the notional amount was £nil (2009: £3,300,000).

The company entered into a thirty month interest rate cap transaction on 31 March 2010, with a principal amount of £2,666,666 at a capped average rate interest payment of 3.00%, amortising quarterly to £1,983,333 until expiry on 28 September 2012.  At 31 March 2010, the notional amount was £2,666,666 (2009: £nil).

26.	GUARANTEE

The company is party to a banking arrangement with a number of group and related companies.

27.	TRANSACTIONS WITH RELATED PARTIES

Sales

During the year, the group sold goods in the normal course of business to the following related parties:

	2010 £	2009 £
Triton Enterprises Limited	359,454	395,073

FEMCARE GROUP LIMITED

NOTES TO THE ACCOUNTS
Year ended 31 March 2010

27.	TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

Purchases

During the year, the group made purchases in the normal course of business from the following related parties:
	2010 £	2009 £
AirIT Limited	17,297	16,226
Barclays Private Equity	-	-

At the year end £447 (2009:£630) remained owing to AirIT Limited.

Debtors

At 31 March the following amounts were due from related parties:

	2010 £	2009 £
Triton Enterprises Limited	48,323	22,287

Unsecured Loan Notes

At 31 March the following amounts were due to related parties:
	2010 £	2009 £
Due to funds sponsored or managed by Barclays Private Equity Limited	18,113,108	16,389,643
Due to other shareholders of the company	1,746,259	1,661,098

               Group relief receivable

	2010 £	2009 £
Group relief receivable	2,523,364	2,093,793

Royalty payments

During the year, the group made gross royalty payments to the following related party:

	2010 £	2009 £
G M Filshie	74,171	112,828

At the year end £23,091 (2009:£43,252) remained owing to G.M.Filshie.

FEMCARE GROUP LIMITED

NOTES TO THE ACCOUNTS
Year ended 31 March 2010

27.	TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

G M Filshie is a shareholder and unsecured loan note holder of the company.
D G Cocolas a shareholder and unsecured loan note holder of the company is also a shareholder and a director of Triton Enterprises Limited.
A McQuilkin a shareholder and a director during the year, of the company, is related to a director and shareholder of AirIT Limited.

The ‘B’ shares are held by a series of different funds that are sponsored or managed by Barclays Private Equity.  In aggregate the ‘B’ shares have control of the company.

28.	CONTROLLING PARTY

No individual shareholder has control of the company.  The ‘B’ shares are held by a series of different funds that are managed by Barclays Private Equity Limited.  In aggregate the ‘B’ shares have control of the company, but there is no ultimate controlling party.

FEMCARE GROUP LIMITED

ADDITIONAL INFORMATION

The additional information on page 28 has been prepared from the accounting records of the company. While it does not form part of the statutory financial statements, it should be read in conjunction with them and the auditors' report thereon.

FEMCARE GROUP LIMITED

COMPANY PROFIT AND LOSS ACCOUNT
Year ended 31 March 2010

	Year ending 31 March 2010 £	Year ending 31 March 2009 £
Administrative expenses (including net exceptional costs credit of (£29,375) (2009: £29,832 charge)	(7,430)	(60,890)
Amortisation of intellectual property	(20,000)	(20,000)
OPERATING LOSS	(27,430)	(80,890)

Interest receivable and similar income	-	378
Interest payable and similar charges	(2,125,034)	(2,189,724)
LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION	(2,152,464)	(2,270,236)

Tax credit on loss on ordinary activities	429,571	672,650
RETAINED LOSS FOR THE FINANCIAL YEAR	(1,722,893)	(1,597,586)